                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

                        CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number 811-859
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                   MASSACHUSETTS INVESTORS GROWTH STOCK FUND
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               (Exact name of registrant as specified in charter)

                500 Boylston Street, Boston, Massachusetts 02116
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              (Address of principal executive offices) (Zip code)

                            James R. Bordewick, Jr.
                    Massachusetts Financial Services Company
                              500 Boylston Street
                          Boston, Massachusetts 02116
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                    (Name and address of agents for service)

       Registrant's telephone number, including area code: (617) 954-5000
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                   Date of fiscal year end: November 30, 2004
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                     Date of reporting period: May 31, 2004
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

ITEM 1. REPORTS TO STOCKHOLDERS.

MFS(R) Mutual Funds

SEMIANNUAL REPORT 5/31/04

MFS(R) GOVERNMENT MARKETS
INCOME TRUST

A path for pursuing opportunity

[graphic omitted]
                                                           [logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

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MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
-------------------------------------------------------------------------------

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
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--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

MFS(R) GOVERNMENT MARKETS INCOME TRUST

The trust seeks to provide a high level of current income.

New York Stock Exchange Symbol:  MGF


TABLE OF CONTENTS
----------------------------------------------------

MFS PRIVACY POLICY
----------------------------------------------------
LETTER FROM THE CEO                                1
----------------------------------------------------
MFS ORIGINAL RESEARCH(R)                           5
----------------------------------------------------
MANAGEMENT REVIEW                                  6
----------------------------------------------------
PORTFOLIO MANAGER'S PROFILE                        9
----------------------------------------------------
PERFORMANCE SUMMARY                               10
----------------------------------------------------
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN      12
----------------------------------------------------
PORTFOLIO OF INVESTMENTS                          13
----------------------------------------------------
FINANCIAL STATEMENTS                              19
----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                     24
----------------------------------------------------
TRUSTEES AND OFFICERS                             35
----------------------------------------------------
CONTACT INFORMATION                               39

--------------------------------------------------------------------------------
LETTER FROM THE CEO
--------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Robert J. Manning]

Our firm was built on the strength of MFS Original Research(R), our in-depth analysis of every security we consider for our portfolios. We've been honing this process since 1932, when we created one of the mutual fund industry's first research departments. And we continue to fine-tune this process so that we can provide strong and consistent long-term investment performance to help you achieve your financial goals.

While we have achieved strong investment performance in many of our portfolios, our goal is to achieve the same strong results across all asset classes. To ensure that our portfolio teams are doing the best possible job for our firm's clients and shareholders, I am focusing the vast majority of my time on the three key elements that I believe truly differentiate MFS from its competitors: people, process, and culture.

PEOPLE

Our people have always been our most valuable resource. Our philosophy is to deliver consistent, repeatable investment results by hiring the most talented investors in our industry. We recruit from the nation's top business schools and hire experienced analysts, both domestically and around the globe.

Our analysts are the engine that powers our entire investment team because their recommendations have a direct impact on the investment performance of our portfolios. To demonstrate our ongoing commitment in this area, we increased the number of equity analysts at MFS from less than 40 at the end of 2000 to about 50 in June 2004. During that same period, we doubled the average investment experience of our domestic equity analysts, in part by recruiting more seasoned analysts to the firm. Moreover, our international network of investment personnel now spans key regions of the world with offices in London, Mexico City, Singapore, and Tokyo, as well as Boston.

One of the major advantages that MFS has over many of its competitors is that the position of research analyst is a long-term career for many members of our team, not simply a steppingstone toward becoming a portfolio manager. We have worked to elevate the stature of the analyst position to be on par with that of a portfolio manager. In fact, an exceptional research analyst has the opportunity to earn more at MFS than some portfolio managers.

At the same time, we look within the firm to promote talented analysts who choose a path toward becoming a portfolio manager. We rarely hire portfolio managers from our competitors because we believe the best investors are those steeped in the MFS process and culture. In the past few months, we have identified three senior research analysts who will assume roles on the management teams of several of our larger portfolios. MFS is fortunate to have a deep bench of talented investment personnel, and we welcome the opportunity to put their skills to work for our clients.

PROCESS

MFS was built on the strength of its bottom-up approach to researching securities. We have enhanced the mentoring process for our research analysts by calling on several of our most seasoned portfolio managers to supplement the work of Director of Global Equity Research David A. Antonelli. These portfolio managers are taking a special interest in developing the careers of our research analysts and strengthening our investment process. Kenneth J. Enright of our value equity group is working with a team of domestic analysts; David E. Sette-Ducati of our small- and mid-cap equity team is working with analysts concentrating on small- and mid-cap companies; and Barnaby Wiener of our international equity team in London heads the European equity research team.

We have combined the bottom-up approach of our research process with a top-down approach to risk controls on portfolio composition. We have a very strong quantitative team under the leadership of industry veteran Deborah H. Miller, who represents the equity management department on the Management Committee of the firm. Quantitative analysis helps us generate investment ideas and, more importantly, assess the appropriate level of risk for each portfolio. The risk assessment is designed to assure that each portfolio operates within its investment objectives.

Additionally, we have increased the peripheral vision of our investment personnel across asset classes through the collaboration of our Equity, Fixed Income, Quantitative Analysis, and Risk Management teams. We recently codified this key aspect of our culture by forming an Investment Management Committee, composed of key members of these teams. This Committee will work to ensure that all teams are sharing information, actively debating investment ideas, and creating a unified investment team.

CULTURE

Teamwork is at the heart of our ability to deliver consistent and competitive investment performance over time. At MFS, each member of our team is involved in our success; we have no superstars. The collaborative nature of our process works to assure a consistent investment approach across all of our products and provides a high level of continuity in portfolio management because our investment performance never depends on the contributions of just a single individual. Our culture is based on an environment of teamwork that allows our investment personnel to be successful. In turn, we demand superior investment results from every member of our team.

We have created a meritocracy at our firm based on investment results. We hold all of our portfolio managers accountable for the performance of their portfolios and their contributions to the team. We also track the equity and fixed-income ratings of our analysts so we can evaluate them based on the performance of their recommendations. We align bonus compensation to investment performance by weighting rewards to those who have created the greatest long-term benefit for our shareholders and who contribute most successfully to the Original Research(SM) process.

The strength of our culture has resulted in a tremendous amount of stability, both in terms of people and assets under management. Although we have dismissed members of our team whose performance did not meet MFS' high standards, only one portfolio manager has voluntarily left the firm over the past six months, based on a decision to retire from the industry. Similarly, our firm's assets under management have remained quite steady in the midst of a challenging environment.

In short, we can help you achieve your financial goals by hiring talented people, following a disciplined process, and maintaining our firm's unique culture. The recent enhancements described in this letter reflect the collaborative spirit and the depth of resources in our investment teams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.


    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    CEO, President, and Chief Investment Officer
    MFS Investment Management(R)

    June 18, 2004

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

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MFS ORIGINAL RESEARCH(R)
-------------------------------------------------------------------------------

THE MFS(R) DIFFERENCE

For 80 years MFS has been offering investors clear paths to pursuing specific investment objectives. Today, millions of individuals and thousands of institutions all over the world look to MFS to manage their assets with insight and care.

Our success, we believe, has to do with the fact that we see investors as people with plans, not just dollars to invest.

When you invest with MFS, you invest with a company dedicated to helping you realize your long-term financial goals.

INVESTORS CHOOSE MFS FOR OUR

o global asset management expertise across all asset classes

o time-tested money management process for pursuing consistent results

o full spectrum of investment products backed by MFS Original Research(R)

o resources and services that match real-life needs

TURNING INFORMATION INTO OPPORTUNITY

Sound investments begin with sound information. MFS has been doing its own research and analyzing findings in-house for decades. The process we use to uncover opportunity is called MFS Original Research(R).

MFS ORIGINAL RESEARCH INVOLVES

o meeting with the management of 3,000 companies each year to assess their business plans and the managers' ability to execute those plans

o making onsite visits to more than 2,000 companies annually to gain first-hand knowledge of their operations and products

o analyzing financial statements and balance sheets

o talking extensively with companies' customers and competitors

o developing our own proprietary estimates of companies' earnings

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MANAGEMENT REVIEW
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MARKET ENVIRONMENT

The overall bond market was volatile during the six-month period that ended May 31, 2004. During the late fall and winter of 2003-2004, bond prices generally rose as various economic signals indicated that inflation in the United States was well contained and that job growth remained weak. The Federal Reserve Board (the Fed) seemed to respond to this environment by suggesting that interest rates could remain low for the foreseeable future.

In the spring of 2004, however, as the period drew to a close, bond prices reversed direction. Long-term rates climbed sharply and prices fell as evidence of an accelerating economic recovery and stronger job growth took root, thus suggesting, we believe, that a Fed decision to increase short-term interest rates might be imminent. The Fed confirmed that view with its statement following the May 4 meeting of the Federal Open Market Committee that it "believes the policy accommodation can be removed at a pace that is likely to be measured."

Against this backdrop of market volatility, yields on U.S. Treasury securities rose modestly during the six-month period. For example, the yield on two-year U.S. Treasury notes rose 0.50%; the yield on five-year notes went up 0.45%; 10-year rates rose 0.33%; and the 30-year bond's yield rose 0.21%.

PORTFOLIO CONCENTRATION AS OF 5/31/04

QUALITY RATINGS

              Mortgage Backed                     53.4%
              U.S. Treasuries                     17.6%
              U.S. Government Agencies            12.7%
              International Sovereigns            10.7%
              Emerging Market Debt                 3.2%
              Cash and Other                       1.2%
              High Grade Corporates                1.0%
              Residential Mortgage Backed          0.2%

              Percentages based on assets as of 5/31/04.
              The portfolio is actively managed, and current holdings may be different.

CONTRIBUTORS TO PERFORMANCE

At net asset value (NAV), the trust outperformed its primary benchmark, the Lehman Brothers Government/Mortgage Index. We believe our defensive interest-rate positioning and emphasis on 10-year maturities versus longer maturities were key factors in that outperformance. Both of these strategies were adopted in anticipation of a tightening of interest rates by the Fed.

Returns on some of our European bond positions surpassed those of our U.S. holdings. The relatively strong performance of our European holdings was caused by declining yields in the European bond market, in contrast to rising yields in the United States. In our view, low inflation and moderate economic growth were key factors that caused rates to decline in Europe.

Relative performance also was helped by the strong performance of some of the trust's mortgage holdings. We increased our weighting in mortgage-backed securities in April and May of 2004 as we saw mounting evidence of an improving economy and the potential for Fed interest rate hikes.

DETRACTORS FROM PERFORMANCE

While the trust's mortgage-backed securities on average were positive contributors to performance, some of our holdings in the mortgage sector also were detractors. Weak performance in these holdings came mainly, in our view, as a result of higher-than-expected mortgage prepayments in the early part of the period, when mortgage interest rates were low and refinancing activity was still robust.

The trust underperformed its secondary benchmark, the Citigroup World Government Non-dollar Hedged Index. During the period, the trust held less than 20% of assets in non-U.S. government bonds and therefore did not take the fullest possible advantage of stronger performance by government debt outside the United States.

    Respectfully,
/s/ Peter C. Vaream

    Peter C. Vaream
    Portfolio Manager
    On behalf of the MFS Fixed Income Strategy Group

A team of MFS fixed-income specialists - the MFS Fixed Income Strategy Group - is responsible for the overall management of the portfolio.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any MFS fund. References to specific securities are not recommendations of such securities and may not be representative of any MFS fund's current or future investments.

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Visit mfs.com for our latest economic and investment outlook.

o Under Updates & Announcements, click Week in Review for a summary of recent investment- related news.

o From Week in Review, link to MFS Global Perspective for our current view of the world.

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

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PORTFOLIO MANAGER'S PROFILE
-------------------------------------------------------------------------------

Peter C. Vaream is Senior Vice President of MFS Investment Management(R) (MFS(R)) and manages the investment-grade bond, government securities and global governments portfolios of our mutual funds, variable annuities and institutional accounts. He is a member of the MFS Fixed Income Strategy Group.

Peter joined MFS in 1992 and became a portfolio manager in 1993. Previously, he was Vice President in the Fixed Income Department at The First Boston Corp. from 1986 to 1992. Prior to that, he served as a corporate financial analyst.

Peter earned a bachelor's degree in finance from New York University. He is a member of the Lehman Brothers Index Advisory Council.

All portfolio managers at MFS are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

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PERFORMANCE SUMMARY THROUGH 5/31/04
-------------------------------------------------------------------------------

All results are historical. Investment return and principal value will fluctuate, and shares, when sold, may be worth more or less than their original cost. More recent returns may be different from those shown. Past performance is no guarantee of future results.

PRICE SUMMARY

---------------
Six months
ended 5/31/04
---------------

                                                  Date                  Price
------------------------------------------------------------------------------
Net asset value                                 11/30/2003               $7.44
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                                                 5/31/2004               $7.32
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New York Stock Exchange                         11/30/2003               $6.71
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                                                 3/19/2004  (high)*      $6.93
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                                                 5/12/2004  (low)*       $6.26
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                                                 5/31/2004               $6.56
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* For the period from December 1, 2003, through May 31, 2004.

TOTAL RETURN VS BENCHMARKS

---------------
Six months
ended 51/31/04
---------------

------------------------------------------------------------------------------
New York Stock Exchange price**                                          0.26%
------------------------------------------------------------------------------
Net asset value                                                          0.90%
------------------------------------------------------------------------------
Citigroup World Government Non-dollar Hedged Index                       1.56%
------------------------------------------------------------------------------
Lehman Brothers Government/Mortgage Index                                0.65%
------------------------------------------------------------------------------

** Includes reinvestments of dividends and capital gains distributions.

INDEX DEFINITION

CITIGROUP WORLD GOVERNMENT NON-DOLLAR HEDGED INDEX - measures the government bond markets around the world, ex-U.S.

LEHMAN BROTHERS GOVERNMENT/MORTGAGE INDEX - measures the performance of the government and mortgage securities markets.

It is not possible to invest directly in an index.

KEY RISK CONSIDERATIONS

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The portfolio may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

Because the portfolio invests in a limited number of companies a change in one security's value may have a more significant effect on the portfolio's value.

Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolio.

These risks may increase share price volatility. Please see the prospectus for further information regarding these and other risk considerations.


In accordance with Section 23(c) of the Investment Company Act of 1940, the trust hereby gives notice that it may from time to time repurchase shares of the trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

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DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
-------------------------------------------------------------------------------

The trust offers a Dividend Reinvestment and Cash Purchase Plan that allows you to reinvest either all of the distributions paid by the trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments may be made in any amount over $100 in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the plan on your behalf. If the nominee does not offer the plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the plan, or if you have any questions, call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw from the plan, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

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PORTFOLIO OF INVESTMENTS (unaudited) - 5/31/04
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The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 99.5%
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                                                            PRINCIPAL AMOUNT
ISSUER                                                       (000 Omitted)             $ VALUE
----------------------------------------------------------------------------------------------
U.S. Bonds - 85.7%
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Agency - Other - 6.8%
----------------------------------------------------------------------------------------------
Financing Corp., 10.7%, 2017                                           $4,095       $6,117,426
----------------------------------------------------------------------------------------------
Financing Corp., 9.8%, 2018                                             4,350        6,143,679
----------------------------------------------------------------------------------------------
Financing Corp., 10.35%, 2018                                           6,820       10,033,529
----------------------------------------------------------------------------------------------
SLM Corp., 5.25%, 2006                                                  4,585        4,786,639
----------------------------------------------------------------------------------------------
                                                                                   $27,081,273
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Asset Backed & Securitized - 0.2%
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Freddie Mac, 3.108%, 2035                                                $660         $660,514
----------------------------------------------------------------------------------------------

Financial Institutions - 0.8%
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SLM Corp., 1.39%, 2007                                                 $3,205       $3,210,086
----------------------------------------------------------------------------------------------

Mortgage Backed - 53.1%
----------------------------------------------------------------------------------------------
Fannie Mae, 6.942%, 2007                                               $5,065       $5,459,336
----------------------------------------------------------------------------------------------
Fannie Mae, 6.5%, 2016 - 2032                                          24,425       25,443,948
----------------------------------------------------------------------------------------------
Fannie Mae, 6%, 2016 - 2034                                            47,695       48,727,981
----------------------------------------------------------------------------------------------
Fannie Mae, 5.5%, 2017 - 2033                                          48,625       48,914,235
----------------------------------------------------------------------------------------------
Fannie Mae, 5%, 2018 - 2019                                            28,990       28,996,030
----------------------------------------------------------------------------------------------
Fannie Mae, 4.5%, 2019                                                 25,811       25,193,956
----------------------------------------------------------------------------------------------
Fannie Mae, 8.5%, 2027                                                 10,100       11,164,155
----------------------------------------------------------------------------------------------
Fannie Mae TBA, 5.5%, 2032                                             10,727       10,616,383
----------------------------------------------------------------------------------------------
Freddie Mac, 7.5%, 2027 - 2028                                            254          272,947
----------------------------------------------------------------------------------------------
Ginnie Mae, 7.5%, 2022 - 2032                                           1,290        1,383,838
----------------------------------------------------------------------------------------------
Ginnie Mae, 6.5%, 2028 - 2032                                           5,483        5,710,199
----------------------------------------------------------------------------------------------
                                                                                  $211,883,008
----------------------------------------------------------------------------------------------
U.S. Government Agencies - 5.7%
----------------------------------------------------------------------------------------------
Small Business Administration, 8.875%, 2011                              $431         $466,514
----------------------------------------------------------------------------------------------
Small Business Administration, 6.34%, 2021                              1,615        1,711,350
----------------------------------------------------------------------------------------------
Small Business Administration, 6.35%, 2021                              1,955        2,072,214
----------------------------------------------------------------------------------------------
Small Business Administration, 6.44%, 2021                              1,738        1,851,007
----------------------------------------------------------------------------------------------
Small Business Administration, 6.625%, 2021                             1,695        1,817,415
----------------------------------------------------------------------------------------------
Small Business Administration, 4.98%, 2023                                978          959,514
----------------------------------------------------------------------------------------------
Small Business Administration, 4.34%, 2024                              1,403        1,342,934
----------------------------------------------------------------------------------------------
Small Business Administration, 4.72%, 2024                              2,661        2,562,401
----------------------------------------------------------------------------------------------
Small Business Administration, 4.77%, 2024                              2,538        2,465,826
----------------------------------------------------------------------------------------------
U.S. Department of Housing & Urban Development, 6.36%, 2016             1,580        1,692,548
----------------------------------------------------------------------------------------------
U.S. Department of Housing & Urban Development, 6.59%, 2016             5,612        5,943,001
----------------------------------------------------------------------------------------------
                                                                                   $22,884,724
----------------------------------------------------------------------------------------------
U.S. Treasury Obligations - 19.1%
----------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 1.875%, 2006^                                    $13,909      $13,802,513
----------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 10.375%, 2009^                                     6,200        6,450,182
----------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 10.375%, 2012^###                                  8,400       10,324,121
----------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 12%, 2013^                                         3,036        4,030,645
----------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 8.875%, 2017^                                      6,000        8,190,468
----------------------------------------------------------------------------------------------
U.S. Treasury Notes, 3.375%, 2007^                                     15,897       17,134,538
----------------------------------------------------------------------------------------------
U.S. Treasury Notes, 3.625%, 2008^                                     10,939       12,037,844
----------------------------------------------------------------------------------------------
U.S. Treasury Notes, 1.875%, 2013^                                      4,154        4,132,718
----------------------------------------------------------------------------------------------
                                                                                   $76,103,029
----------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                  $341,822,634
----------------------------------------------------------------------------------------------

Foreign Bonds - 13.8%
----------------------------------------------------------------------------------------------
Australia - 0.2%
----------------------------------------------------------------------------------------------
Government of Australia, 6.25%, 2015 (International
Market Sovereign)                                                   AUD 1,120         $823,728
----------------------------------------------------------------------------------------------

Austria - 0.7%
----------------------------------------------------------------------------------------------
Republic of Austria, 5.5%, 2007 (International Market
Sovereign)                                                          EUR 2,084       $2,735,893
----------------------------------------------------------------------------------------------
Republic of Austria, 4.65%, 2018 (International Market
Sovereign)                                                                118          144,486
----------------------------------------------------------------------------------------------
                                                                                    $2,880,379
----------------------------------------------------------------------------------------------
Belgium - 0.4%
----------------------------------------------------------------------------------------------
Kingdom of Belgium, 3.75%, 2009 (International Market
Sovereign)                                                            EUR 784         $965,483
----------------------------------------------------------------------------------------------
Kingdom of Belgium, 5%, 2012 (International Market
Sovereign)                                                                483          621,234
----------------------------------------------------------------------------------------------
                                                                                    $1,586,717
----------------------------------------------------------------------------------------------

Brazil - 0.3%
----------------------------------------------------------------------------------------------
Federal Republic of Brazil, 8%, 2014 (Emerging Market
Sovereign)                                                             $1,539       $1,370,343
----------------------------------------------------------------------------------------------

Bulgaria - 0.2%
----------------------------------------------------------------------------------------------
Republic of Bulgaria, 8.25%, 2015 (Emerging Market
Sovereign)                                                               $106         $118,985
----------------------------------------------------------------------------------------------
Republic of Bulgaria, 8.25%, 2015 (Emerging Market
Sovereign)##                                                              728          817,180
----------------------------------------------------------------------------------------------
                                                                                      $936,165
----------------------------------------------------------------------------------------------
Canada - 1.2%
----------------------------------------------------------------------------------------------
Government of Canada, 5.25%, 2008 (International Market
Sovereign)                                                             $2,735       $2,891,527
----------------------------------------------------------------------------------------------
Government of Canada, 5.5%, 2009 - 2010 (International
Market Sovereign)                                                   CAD 2,076        1,609,481
----------------------------------------------------------------------------------------------
Government of Canada, 5.25%, 2012 (International Market
Sovereign)                                                                 47           35,701
----------------------------------------------------------------------------------------------
Government of Canada, 8%, 2023 (International Market
Sovereign)                                                                 74           72,039
----------------------------------------------------------------------------------------------
                                                                                    $4,608,748
----------------------------------------------------------------------------------------------
Chile - 0.1%
----------------------------------------------------------------------------------------------
HQI Transelec Chile S.A., 7.875%, 2011 (Utilities -
Electric Power)                                                          $314         $353,182
----------------------------------------------------------------------------------------------

Denmark - 0.5%
----------------------------------------------------------------------------------------------
Kingdom of Denmark, 7%, 2007 (International Market
Sovereign)                                                          DKK 5,466       $1,004,486
----------------------------------------------------------------------------------------------
Kingdom of Denmark, 6%, 2009 (International Market
Sovereign)                                                              3,516          637,138
----------------------------------------------------------------------------------------------
Kingdom of Denmark, 5%, 2013 (International Market
Sovereign)                                                              2,358          402,528
----------------------------------------------------------------------------------------------
                                                                                    $2,044,152
----------------------------------------------------------------------------------------------
Finland - 0.9%
----------------------------------------------------------------------------------------------
Republic of Finland, 2.75%, 2006 (International Market
Sovereign)                                                          EUR 1,323       $1,619,210
----------------------------------------------------------------------------------------------
Republic of Finland, 3%, 2008 (International Market
Sovereign)                                                              1,471        1,772,961
----------------------------------------------------------------------------------------------
                                                                                    $3,392,171
----------------------------------------------------------------------------------------------

France - 0.7%
----------------------------------------------------------------------------------------------
Republic of France, 4.75%, 2007 - 2012 (International
Market Sovereign)                                                     EUR 998       $1,273,365
----------------------------------------------------------------------------------------------
Republic of France, 4%, 2009 (International Market
Sovereign)                                                              1,224        1,519,521
----------------------------------------------------------------------------------------------
                                                                                    $2,792,886
----------------------------------------------------------------------------------------------
Germany - 1.7%
----------------------------------------------------------------------------------------------
Federal Republic of Germany, 4%, 2007 - 2009
(International Market Sovereign)                                      EUR 788         $985,357
----------------------------------------------------------------------------------------------
Federal Republic of Germany, 3.5%, 2008 (International
Market Sovereign)                                                       3,628        4,446,555
----------------------------------------------------------------------------------------------
Federal Republic of Germany, 5.25%, 2010 (International
Market Sovereign)                                                         512          673,982
----------------------------------------------------------------------------------------------
Kreditanstalt fur Wiederaufbau, 3.25%, 2008
(International Market Agencies)                                           709          863,467
----------------------------------------------------------------------------------------------
                                                                                    $6,969,361
----------------------------------------------------------------------------------------------
Ireland - 0.9%
----------------------------------------------------------------------------------------------
Republic of Ireland, 4.25%, 2007 (International Market
Sovereign)                                                          EUR 1,764       $2,231,411
----------------------------------------------------------------------------------------------
Republic of Ireland, 3.25%, 2009 (International Market
Sovereign)                                                              1,025        1,233,967
----------------------------------------------------------------------------------------------
                                                                                    $3,465,378
----------------------------------------------------------------------------------------------
Malaysia - 0.2%
----------------------------------------------------------------------------------------------
Petroliam Nasional Berhad, 7.75%, 2015 (Emerging Market
Agencies)                                                                $766         $876,335
----------------------------------------------------------------------------------------------

Mexico - 1.3%
----------------------------------------------------------------------------------------------
BBVA Bancomer Capital Trust I, 10.5%, 2011 (Banks &
Credit Companies)##                                                    $1,502       $1,640,935
----------------------------------------------------------------------------------------------
Pemex Project Funding Master Trust, 8.625%, 2022
(Emerging Market Agencies)                                                987        1,036,350
----------------------------------------------------------------------------------------------
Petroleos Mexicanos, 9.375%, 2008 (Emerging Market
Agencies)                                                               1,072        1,240,840
----------------------------------------------------------------------------------------------
United Mexican States, 8.125%, 2019 (Emerging Market
Sovereign)                                                              1,040        1,115,400
----------------------------------------------------------------------------------------------
United Mexican States, 8%, 2022 (Emerging Market
Sovereign)                                                                 89           92,560
----------------------------------------------------------------------------------------------
                                                                                    $5,126,085
----------------------------------------------------------------------------------------------

Netherlands - 1.0%
----------------------------------------------------------------------------------------------
Kingdom of Netherlands, 5.75%, 2007 (International Market
Sovereign)                                                            EUR 689         $902,929
----------------------------------------------------------------------------------------------
Kingdom of Netherlands, 3.75%, 2009 (International Market
Sovereign)                                                              1,601        1,968,426
----------------------------------------------------------------------------------------------
Kingdom of Netherlands, 5%, 2012 (International Market
Sovereign)                                                                822        1,060,099
----------------------------------------------------------------------------------------------
                                                                                    $3,931,454
----------------------------------------------------------------------------------------------
New Zealand - 0.5%
----------------------------------------------------------------------------------------------
Government of New Zealand, 7%, 2009 (International Market
Sovereign)                                                            NZD 785         $513,735
----------------------------------------------------------------------------------------------
Government of New Zealand, 6.5%, 2013 (International
Market Sovereign)                                                       2,158        1,384,072
----------------------------------------------------------------------------------------------
                                                                                    $1,897,807
----------------------------------------------------------------------------------------------
Panama - 0.2%
----------------------------------------------------------------------------------------------
Republic of Panama, 9.375%, 2029 (Emerging Market
Sovereign)                                                               $817         $892,573
----------------------------------------------------------------------------------------------

Portugal - 0.2%
----------------------------------------------------------------------------------------------
Republic of Portugal, 5.45%, 2013 (International Market
Sovereign)                                                            EUR 565         $747,444
----------------------------------------------------------------------------------------------

Qatar - 0.3%
----------------------------------------------------------------------------------------------
State of Qatar, 9.75%, 2030 (Emerging Market Sovereign)+                 $990       $1,331,550
----------------------------------------------------------------------------------------------

Russia - 0.2%
----------------------------------------------------------------------------------------------
Russian Ministry of Finance, 12.75%, 2028 (Emerging
Market Sovereign)                                                        $443         $645,008
----------------------------------------------------------------------------------------------

South Africa - 0.3%
----------------------------------------------------------------------------------------------
Republic of South Africa, 9.125%, 2009 (Emerging Market
Sovereign)                                                               $855         $995,006
----------------------------------------------------------------------------------------------

Spain - 1.4%
----------------------------------------------------------------------------------------------
Kingdom of Spain, 7%, 2005 (International Market
Sovereign)                                                             $3,600       $3,791,563
----------------------------------------------------------------------------------------------
Kingdom of Spain, 6%, 2008 (International Market
Sovereign)                                                             EUR 13           17,418
----------------------------------------------------------------------------------------------
Kingdom of Spain, 5.35%, 2011 (International Market
Sovereign)                                                              1,424        1,879,296
----------------------------------------------------------------------------------------------
                                                                                    $5,688,277
----------------------------------------------------------------------------------------------
Sweden - 0.2%
----------------------------------------------------------------------------------------------
Spintab AB, 5%, 2008 (Banks & Credit Companies)                     SEK 4,300         $596,236
----------------------------------------------------------------------------------------------

United Kingdom - 0.2%
----------------------------------------------------------------------------------------------
United Kingdom Treasury, 7.25%, 2007 (International
Market Sovereign)                                                     GBP 149         $291,521
----------------------------------------------------------------------------------------------
United Kingdom Treasury, 5.75%, 2009 (International
Market Sovereign)                                                         192          361,716
----------------------------------------------------------------------------------------------
United Kingdom Treasury, 5%, 2012 (International Market
Sovereign)                                                                100          181,282
----------------------------------------------------------------------------------------------
                                                                                      $834,519
----------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                $54,785,504
----------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $393,543,970)                                       $396,608,138
----------------------------------------------------------------------------------------------

Collateral for Securities Loaned - 16.7%
----------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES          $ VALUE
----------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio,
at Identified Cost                                                 66,531,797      $66,531,797
----------------------------------------------------------------------------------------------

Repurchase Agreements - 2.5%
----------------------------------------------------------------------------------------------
                                                            PRINCIPAL AMOUNT
ISSUER                                                       (000 Omitted)             $ VALUE
----------------------------------------------------------------------------------------------
Morgan Stanley, 1.04%, dated 5/28/04, due 6/01/04, total
to be received $10,046,161 (secured by U.S. Treasury and
Federal Agency obligations in a jointly traded account),
at Cost                                                               $10,045      $10,045,000
----------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $470,120,767)                                 $473,184,935
----------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (18.7)%                                           (74,470,265)
----------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                               $398,714,670
----------------------------------------------------------------------------------------------
  ^ All or a portion of this security is on loan.
 ## SEC Rule 144A restriction.
  + Restricted security.
### Security segregated as collateral for open futures contracts.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

          AUD = Australian Dollar                   JPY = Japanese Yen
          CAD = Canadian Dollar                     KRW = Korean Won
          DKK = Danish Krone                        NZD = New Zealand Dollar
          EUR = Euro                                SEK = Swedish Krona
          GBP = British Pound

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF ASSETS AND LIABILITIES (unaudited)
--------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 5/31/04

ASSETS

Investments, at value, including $65,210,429 of securities
on loan (identified cost, $470,120,767)                         $473,184,935
--------------------------------------------------------------------------------------------------
Cash                                                                     480
--------------------------------------------------------------------------------------------------
Receivable for forward foreign currency exchange contracts           145,235
--------------------------------------------------------------------------------------------------
Receivable for forward foreign currency exchange contracts
subject to master netting agreements                                  55,762
--------------------------------------------------------------------------------------------------
Receivable for daily variation margin on open futures
contracts                                                             33,359
--------------------------------------------------------------------------------------------------
Interest receivable                                                3,871,730
--------------------------------------------------------------------------------------------------
Total assets                                                                          $477,291,501
--------------------------------------------------------------------------------------------------

LIABILITIES

Payable to dividend disbursing agent                                 $99,403
--------------------------------------------------------------------------------------------------
Payable for forward foreign currency exchange contracts              233,562
--------------------------------------------------------------------------------------------------
Payable for TBA purchase commitments                              10,931,483
--------------------------------------------------------------------------------------------------
Payable for treasury shares reacquired                               373,795
--------------------------------------------------------------------------------------------------
Collateral for securities loaned, at value                        66,531,797
--------------------------------------------------------------------------------------------------
Payable to affiliates
--------------------------------------------------------------------------------------------------
  Management fee                                                      27,595
--------------------------------------------------------------------------------------------------
  Transfer agent and dividend disbursing costs                        22,508
--------------------------------------------------------------------------------------------------
  Administrative fee                                                     485
--------------------------------------------------------------------------------------------------
Deferred income                                                       13,985
--------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                               342,218
--------------------------------------------------------------------------------------------------
Total liabilities                                                                      $78,576,831
--------------------------------------------------------------------------------------------------
Net assets                                                                            $398,714,670
--------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                                 $427,968,796
--------------------------------------------------------------------------------------------------
Unrealized appreciation on investments and translation of
assets and liabilities in foreign currencies                       2,985,928
--------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions                                            (29,230,547)
--------------------------------------------------------------------------------------------------
Accumulated distributions in excess of net investment
income                                                            (3,009,507)
--------------------------------------------------------------------------------------------------
Net assets                                                                            $398,714,670
--------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding
(59,559,686 issued, less 5,104,331 treasury shares)                                     54,455,355
--------------------------------------------------------------------------------------------------
Net asset value per share
(net assets / shares of beneficial interest outstanding)                                     $7.32
--------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses. It also describes any gains and/or losses generated by fund operations.

FOR SIX MONTHS ENDED 5/31/04

NET INVESTMENT INCOME

Interest income                                                                          $9,810,482
---------------------------------------------------------------------------------------------------
Expenses
---------------------------------------------------------------------------------------------------
  Management fee                                                    $1,204,014
---------------------------------------------------------------------------------------------------
  Trustees' compensation                                                40,919
---------------------------------------------------------------------------------------------------
  Transfer agent and dividend disbursing costs                          66,355
---------------------------------------------------------------------------------------------------
  Administrative fee                                                    25,448
---------------------------------------------------------------------------------------------------
  Investor communication expense                                        69,552
---------------------------------------------------------------------------------------------------
  Custodian fee                                                         91,151
---------------------------------------------------------------------------------------------------
  Auditing fees                                                         23,338
---------------------------------------------------------------------------------------------------
  Postage                                                               17,523
---------------------------------------------------------------------------------------------------
  Printing                                                              15,901
---------------------------------------------------------------------------------------------------
  Legal fees                                                             1,673
---------------------------------------------------------------------------------------------------
  Miscellaneous                                                         66,521
---------------------------------------------------------------------------------------------------
Total expenses                                                                           $1,622,395
---------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                  (1,647)
---------------------------------------------------------------------------------------------------
Net expenses                                                                             $1,620,748
---------------------------------------------------------------------------------------------------
Net investment income                                                                    $8,189,734
---------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) (identified cost basis)
---------------------------------------------------------------------------------------------------
  Investment transactions                                           $3,706,989
---------------------------------------------------------------------------------------------------
  Futures contracts                                                   (223,517)
---------------------------------------------------------------------------------------------------
  Foreign currency transactions                                     (1,208,683)
---------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency
transactions                                                                             $2,274,789
---------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
---------------------------------------------------------------------------------------------------
  Investments                                                      $(8,716,620)
---------------------------------------------------------------------------------------------------
  Futures contracts                                                    (41,912)
---------------------------------------------------------------------------------------------------
  Translation of assets and liabilities in foreign currencies          654,400
---------------------------------------------------------------------------------------------------
Net unrealized loss on investments and foreign currency
translation                                                                             $(8,104,132)
---------------------------------------------------------------------------------------------------
Net realized and unrealized loss on investments and foreign
currency                                                                                $(5,829,343)
---------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                   $2,360,391
---------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

---------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

                                                             SIX MONTHS ENDED           YEAR ENDED
                                                                  5/31/04                11/30/03
                                                                (UNAUDITED)
INCREASE IN NET ASSETS

OPERATIONS

Net investment income                                         $8,189,734              $14,774,607
--------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency
transactions                                                   2,274,789                4,130,920
--------------------------------------------------------------------------------------------------
Net unrealized loss on investments and foreign currency
translation                                                   (8,104,132)              (2,820,145)
--------------------------------------------------------     -----------             ------------
Increase in net operations from operations                    $2,360,391              $16,085,382
--------------------------------------------------------     -----------             ------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                                   $(9,491,600)            $(20,675,908)
--------------------------------------------------------------------------------------------------
Cost of shares reacquired                                    $(8,249,058)            $(14,938,499)
--------------------------------------------------------     -----------             ------------
Total decrease in net assets                                $(15,380,267)            $(19,529,025)
--------------------------------------------------------     -----------             ------------

NET ASSETS

At beginning of period                                      $414,094,937             $433,623,962
--------------------------------------------------------------------------------------------------
At end of period (including accumulated distributions
in excess of net investment income of $3,009,507 and
$1,707,641, respectively)                                   $398,714,670             $414,094,937
--------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the trust's financial performance for the semiannual period and the past 5 fiscal years (or, if shorter, the period of the trust's operation). Certain information reflects financial results for a single trust share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the trust (assuming reinvestment of all distributions) held for the entire period.

                                    SIX MONTHS                                   YEAR ENDED 11/30
                                       ENDED         ------------------------------------------------------------------------
                                      5/31/04            2003            2002            2001            2000            1999
                                    (UNAUDITED)
Net asset value, beginning of
period                                  $7.44            $7.49           $7.32           $7.01           $6.94           $7.50
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)

  Net investment income                 $0.15            $0.26           $0.37           $0.42           $0.44           $0.43
-------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investments and
  foreign currency                      (0.12)            0.02            0.20            0.31            0.06           (0.58)
----------------------------------     ------           ------          ------          ------          ------          ------
Total from investment operations        $0.03            $0.28           $0.57           $0.73           $0.50          $(0.15)
----------------------------------     ------           ------          ------          ------          ------          ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

  From net investment income           $(0.17)          $(0.36)         $(0.37)         $(0.43)         $(0.29)         $(0.40)
-------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment
  income                                   --               --           (0.05)             --              --              --
-------------------------------------------------------------------------------------------------------------------------------
  From paid-in capital                     --               --              --              --           (0.20)          (0.06)
----------------------------------     ------           ------          ------          ------          ------          ------
Total distributions declared to
shareholders                           $(0.17)          $(0.36)         $(0.42)         $(0.43)         $(0.49)         $(0.46)
----------------------------------     ------           ------          ------          ------          ------          ------
Net increase from repurchase of
capital shares                          $0.02            $0.03           $0.02           $0.01           $0.06           $0.05
----------------------------------     ------           ------          ------          ------          ------          ------
Net asset value, end of period          $7.32            $7.44           $7.49           $7.32           $7.01           $6.94
----------------------------------     ------           ------          ------          ------          ------          ------
Per share market value, end of
period                                  $6.56            $6.71           $6.77           $6.59           $6.19           $5.81
----------------------------------     ------           ------          ------          ------          ------          ------
Total return at market value (%)         0.26++           4.38            9.31           13.56           15.24           (4.80)
-------------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                    SIX MONTHS                                   YEAR ENDED 11/30
                                       ENDED         ------------------------------------------------------------------------
                                      5/31/04            2003            2002            2001            2000            1999
                                    (UNAUDITED)

RATIOS (%) TO AVERAGE
NET ASSETS AND
SUPPLEMENTAL DATA:

Expenses##                               0.78+            0.79            0.87            0.90            0.94            0.92
-------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)                 3.98+            3.41            4.98            5.82            6.35            6.00
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                         66              108             123             105             151             102
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                        $398,715         $414,095        $433,624        $436,173        $422,025        $447,178
-------------------------------------------------------------------------------------------------------------------------------

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
(S) As required, effective December 1, 2001, the trust adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended November
    30, 2002 was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets by 0.33%. Per share, ratios, and supplemental data for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

SEE NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)
-------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS Governments Markets Income Trust (the trust) is a non-diversified Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - Bonds and other fixed income securities (other than short-term obligations) in the trust's portfolio are valued at an evaluated bid price as reported by an independent pricing service, or to the extent a valuation is not reported by a pricing service, such securities are valued on the basis of quotes from brokers and dealers. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Futures contracts are valued at the settlement price as reported by an independent pricing service on the primary exchange on which they are traded. Forward foreign currency contracts are valued using spot rates and forward points as reported by an independent pricing source. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the trust's portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. When pricing service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees.

REPURCHASE AGREEMENTS - The trust may enter into repurchase agreements with institutions that the trust investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The trust requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the trust to obtain those securities in the event of a default under the repurchase agreement. The trust monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the trust under each such repurchase agreement. The trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

FUTURES CONTRACTS - The trust may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the trust is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the trust each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the trust. The trust's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the trust relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the trust has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the trust may not achieve the anticipated benefits of the futures contracts and may realize a loss.

SECURITY LOANS - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the trust to certain qualified institutions (the "Borrowers") approved by the trust. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provide the trust with indemnification against Borrower default. The trust bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between trust and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the trust and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - The trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The trust may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the trust may enter into contracts with the intent of changing the relative exposure of the trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

DOLLAR ROLL TRANSACTIONS - The trust enters into dollar roll transactions, with respect to mortgage backed securities issued by GNMA, FNMA, and FHLMC, in which the trust sells mortgage backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon, and maturity) securities at a later date at an agreed-upon price. The trust's total return is enhanced through either a reduced purchase price on the buy, or receipt of an income fee from the broker.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with accounting principles generally accepted in the United States of America. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the trust at a future date, usually beyond customary settlement time.

The trust may enter in "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 0.01%. The trust holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the trust may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the trusts' other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment Valuations" above.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

FEES PAID INDIRECTLY - The trust's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the trust. This amount, for the six months ended May 31, 2004, is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The trust distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, defaulted bonds, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended
November 30, 2003 and November 30, 2002 was as follows:

                                                11/30/03        11/30/02
     Distributions declared from:
     -------------------------------------------------------------------
       Ordinary income                       $20,675,908     $24,666,472
     -------------------------------------------------------------------

As of November 30, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

            Capital loss carryforward                 $(24,722,985)
            ------------------------------------------------------
            Unrealized appreciation                      4,980,943
            ------------------------------------------------------
            Other temporary differences                 (2,380,875)
            ------------------------------------------------------

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on:

            EXPIRATION DATE

            November 30, 2005                          $(7,140,598)
            ------------------------------------------------------
            November 30, 2007                          (11,594,208)
            ------------------------------------------------------
            November 30, 2008                           (5,988,179)
            ------------------------------------------------------
            Total                                     $(24,722,985)
            ------------------------------------------------------

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.32% of the trust's average daily net assets and 5.33% of investment income.

The trust pays compensation to the Independent Trustees in the form of a retainer, attendance fees, and compensation to Board and Committee chairpersons, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the trust, all of whom receive remuneration for their services to the trust from MFS. Certain officers and Trustees of the trust are officers or directors of MFS and MFS Service Center, Inc. (MFSC). The trust has an unfunded, defined benefit plan for retired Independent Trustees and an unfunded retirement benefit deferral plan for certain current Independent Trustees. Included in Trustees' compensation is a net decrease of $53,882 as a result of the change in the trust's unfunded retirement benefit deferral plan for certain current Independent Trustees and a pension expense of $7,092 for retired Independent Trustees for the six months ended May 31, 2004.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to certain funds for which MFS acts as investment adviser. Under an administrative services agreement between the funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Board of Trustees. Each fund is allocated a portion of these administrative costs based on its size and relative average net assets. Prior to April 1, 2004, the trust paid MFS an administrative fee up to the following annual percentage rates of the trust's average daily net assets:

            First $2 billion                               0.0175%
            ------------------------------------------------------
            Next $2.5 billion                              0.0130%
            ------------------------------------------------------
            Next $2.5 billion                              0.0005%
            ------------------------------------------------------
            In excess of $7 billion                        0.0000%
            ------------------------------------------------------

Effective April 1, 2004, the trust paid MFS an administrative fee up to the following annual percentage rates of the trust's average daily net assets:

            First $2 billion                              0.01120%
            ------------------------------------------------------
            Next $2.5 billion                             0.00832%
            ------------------------------------------------------
            Next $2.5 billion                             0.00032%
            ------------------------------------------------------
            In excess of $7 billion                       0.00000%
            ------------------------------------------------------

For the six months ended May 31, 2004, the trust paid MFS $25,448, equivalent to 0.01235% of average daily net assets, to partially reimburse MFS for the costs of providing administrative services.

TRANSFER AGENT - Included in transfer agent and dividend disbursing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as registrar and dividend disbursing agent for the trust. The agreement provides that the trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment. These fees amounted to $55,085 for the six months ended May 31, 2004. Also included in transfer agent and dividend disbursing costs are out-of-pocket expenses, paid to MFSC, which amounted to $11,270 for the six months ended May 31, 2004, as well as other expenses paid to unaffiliated vendors.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                     PURCHASES           SALES

U.S. government securities                        $246,757,386    $245,000,987
------------------------------------------------------------------------------
Investments (non-U.S. government securities)       $19,833,869     $26,328,008
------------------------------------------------------------------------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the trust, as computed on a federal income tax basis, are as follows:

Aggregate cost$474,785,874
--------------------------------------------------------------------------------
Gross unrealized depreciation$(6,984,483)
--------------------------------------------------------------------------------
Gross unrealized appreciation5,383,544
--------------------------------------------------------------------------------
Net unrealized depreciation$(1,600,939)
--------------------------------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized the repurchases by the trust of up to 10% annually of its own shares of beneficial interest. The trust repurchased and retired 1,231,700 shares of beneficial interest during the six months ended May 31, 2004 at an average price per share of $6.70 and a weighted average discount of 9.89% per share. The trust repurchased and retired 2,202,300 shares of beneficial interest during the year ended November 30, 2003, at an average price per share of $6.78 and a weighted average discount of 9.18% per share. Transactions in trust shares were as follows:

                               Six months ended               Year ended
                                   5/31/04                     11/30/03
                             SHARES      AMOUNT          SHARES        AMOUNT

Treasury shares
  reacquired              (1,231,700)  $(8,249,058)   (2,202,300)  $(14,938,499)
--------------------------------------------------------------------------------

(6) LINE OF CREDIT

The trust and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate plus 0.50%. In addition, a commitment fee, based on the average daily, unused portion of the line of credit, is allocated among the participating funds at the end of each calendar quarter. The commitment fee allocated to the trust for the six months ended May 31, 2004, was $1,925, and is included in miscellaneous expense. The trust had no significant borrowings during the six months ended May 31, 2004.

(7) FINANCIAL INSTRUMENTS

The trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts and futures contracts. The notional or contractual amounts of these instruments represent the investment the trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

-----------
SALES
-----------
                                                                       NET
                                           IN                       UNREALIZED
                        CONTRACTS TO    EXCHANGE       CONTRACTS   APPRECIATION
 SETTLEMENT DATE      DELIVER/RECEIVE     FOR          AT VALUE   (DEPRECIATION)

         6/16/04  AUD    2,669,583      $1,930,521     $1,902,555     $27,966
 6/16/04-6/17/04  DKK   12,375,522       1,978,157      2,031,466     (53,309)
         6/16/04  EUR   21,352,911      25,984,541     26,072,616     (88,075)
         6/17/04  GBP       61,134         108,023        111,847      (3,824)
 6/15/04-6/16/04  NZD    3,058,979       1,990,997      1,919,441      71,556
         6/16/04  SEK    5,188,346         688,090        696,076      (7,986)
                                       -----------    -----------    --------
                                       $32,680,329    $32,734,001    $(53,672)
                                       ===========    ===========    ========

-----------
PURCHASES
-----------

         6/16/04  AUD    1,698,350      $1,290,746     $1,210,378    $(80,368)
         6/16/04  EUR    3,694,941       4,483,780      4,511,647      27,867
         6/15/04  JPY  220,263,966       1,993,339      1,999,771       6,432
         6/04/04  KRW  607,016,625         516,733        520,960       4,227
         6/16/04  SEK    2,776,456         365,307        372,494       7,187
                                       -----------    -----------    --------
                                       $ 8,649,905    $ 8,615,250    $(34,655)
                                       ===========    ===========    ========

At May 31, 2004 forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $55,762 with Merrill Lynch International.

At May 31, 2004, the trust had sufficient cash and/or securities to cover any commitments under these contracts.

Futures Contracts
                                                                     UNREALIZED
DESCRIPTION                   EXPIRATION   CONTRACTS   POSITION  (DEPRECIATION)

U.S. Treasury Note 10 Year        Sep-04          61      Short       $(52,197)
-------------------------------------------------------------------------------

At May 31, 2004, the trust had sufficient cash and/or securities to cover any margin requirements under these contracts.

(8) RESTRICTED SECURITIES

The trust may invest not more than 10% of its total assets in securities which are subject to legal or contractual restrictions on resale. At May 31, 2004, the trust owned the following restricted security, excluding securities issued under Rule 144A, constituting 0.33% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The trust does not have the right to demand that such securities be registered. The value of this security is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                               DATE OF   SHARE/PRINCIPAL
DESCRIPTION                ACQUISITION            AMOUNT        COST       VALUE

State of Qatar, 9.75%, 2030    6/16/03           990,000  $1,362,038  $1,331,550
--------------------------------------------------------------------------------

(9) LEGAL PROCEEDINGS

On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission ("SEC") regarding disclosure of brokerage allocation practices in connection with fund sales. Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan administered by an independent distribution consultant. The agreement with the SEC is reflected in an order of the SEC. The settlement order states that MFS failed to adequately disclose to the Boards and Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The settlement order states that MFS had in place policies designed to obtain best execution of all fund trades. As part of the settlement, MFS has retained an independent compliance consultant to review the completeness of its disclosure to fund trustees and to fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial advisers who support the sale of fund shares. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003.

In addition, in February, 2004, MFS reached agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, also reached agreement with the SEC in which they agreed to, among other terms, monetary fines and temporary suspensions from association with any investment adviser or registered investment company. Messrs. Ballen and Parke have resigned their positions with, and will not be returning to, MFS and the MFS funds. Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain of the MFS funds offered to retail investors ("Retail Funds"), which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Board of Trustees of the Retail Funds, and acceptable to the SEC. MFS has further agreed with NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH retained $250,000 and $750,000 was contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, under the terms of the February Settlements, MFS is in the process of adopting certain governance changes and reviewing its policies and procedures.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants
(i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds, or (ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of the Retail Funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the funds, and will pay $50 million to compensate certain MFS funds based upon the amount of brokerage commissions allocated in recognition of fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

While these developments primarily relate to MFS' open-end funds, there can be no assurance that these developments, or the adverse publicity associated with these developments, will not result in an increase to the market discount of the Trust's shares or other adverse consequences.

-------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND (unaudited)
-------------------------------------------------------------------------------------------------------------

The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is
500 Boylston Street, Boston, Massachusetts 02116.

                                                                         PRINCIPAL OCCUPATIONS & OTHER
                                POSITION(s) HELD    TRUSTEE/OFFICER         DIRECTORSHIPS(2) DURING
NAME, DATE OF BIRTH                 WITH FUND           SINCE(1)              THE PAST FIVE YEARS
-------------------             ----------------    ---------------      ------------------------------

INTERESTED TRUSTEES
John W. Ballen(3)               Trustee and        August 2001 until   Massachusetts Financial Services
(born 09/12/59)                 President          February 2004       Company, Chief Executive Officer
                                                                       and Director (until February 2004)

Robert J. Manning(3)            Trustee and        February 2004       Massachusetts Financial Services
(born 10/20/63)                 President                              Company, Chief Executive Officer,
                                                                       President, Chief Investment
                                                                       Officer and Director

Kevin J. Parke(3)               Trustee            January 2002 until  Massachusetts Financial Services
(born 12/14/59)                                    February 2004       Company, President, Chief
                                                                       Investment Officer and Director
                                                                       (until February 2004)

Robert C. Pozen(3)              Trustee            February 2004       Massachusetts Financial Services
(born 08/08/46)                                                        Company, Chairman (since February
                                                                       2004); Harvard Law School
                                                                       (education), John Olin Visiting
                                                                       Professor (since July 2002);
                                                                       Secretary of Economic Affairs, The
                                                                       Commonwealth of Massachusetts
                                                                       (January 2002 to December 2002);
                                                                       Fidelity Investments, Vice
                                                                       Chairman (June 2000 to December
                                                                       2001); Fidelity Management &
                                                                       Research Company (investment
                                                                       adviser), President (March 1997 to
                                                                       July 2001); The Bank of New York
                                                                       (financial services), Director;
                                                                       Bell Canada Enterprises (telecom-
                                                                       munications), Director; Telesat
                                                                       (satellite communications),
                                                                       Director

Jeffrey L. Shames(3)            Trustee            October 1993 until  Massachusetts Financial Services
(born 06/02/55)                                    February 2004       Company, Chairman (until February
                                                                       2004)

INDEPENDENT TRUSTEES
J. Atwood Ives                  Chairman           February 1992       Private investor; KeySpan
(born 05/01/36)                                                        Corporation (energy related
                                                                       services), Director; Eastern
                                                                       Enterprises (diversified services
                                                                       company), Chairman, Trustee and
                                                                       Chief Executive Officer (until
                                                                       November 2000)

Lawrence H. Cohn, M.D.          Trustee            August 1993         Brigham and Women's Hospital,
(born 03/11/37)                                                        Chief of Cardiac Surgery; Harvard
                                                                       Medical School, Professor of
                                                                       Surgery

David H. Gunning                Trustee            January 2004        Cleveland-Cliffs Inc. (mining
(born 05/30/42)                                                        products and service provider),
                                                                       Vice Chairman/Director (since
                                                                       April 2001); Encinitos Ventures
                                                                       (private investment company),
                                                                       Principal (1997 to April 2001);
                                                                       Lincoln Electric Holdings, Inc.
                                                                       (welding equipment manufacturer),
                                                                       Director; Southwest Gas
                                                                       Corporation (natural gas
                                                                       distribution company), Director

William R. Gutow                Trustee            December 1993       Private investor and real estate
(born 09/27/41)                                                        consultant; Capitol Entertainment
                                                                       Management Company (video
                                                                       franchise), Vice Chairman

Amy B. Lane                     Trustee            January 2004        Retired; Merrill Lynch & Co.,
(born 02/08/53)                                                        Inc., Managing Director,
                                                                       Investment Banking Group (1997 to
                                                                       February 2001); Borders Group,
                                                                       Inc. (book and music retailer),
                                                                       Director; Federal Realty
                                                                       Investment Trust (real estate
                                                                       investment trust), Trustee

Lawrence T. Perera              Trustee            July 1981           Hemenway & Barnes (attorneys),
(born 06/23/35)                                                        Partner

William J. Poorvu               Trustee            August 1982         Private investor; Harvard
(born 04/10/35)                                                        University Graduate School of
                                                                       Business Administration, Class of
                                                                       1961 Adjunct Professor in
                                                                       Entrepreneurship Emeritus; CBL &
                                                                       Associates Properties, Inc. (real
                                                                       estate investment trust), Director

J. Dale Sherratt                Trustee            August 1993         Insight Resources, Inc.
(born 09/23/38)                                                        (acquisition planning
                                                                       specialists), President; Wellfleet
                                                                       Investments (investor in health
                                                                       care companies), Managing General
                                                                       Partner (since 1993); Cambridge
                                                                       Nutraceuticals (professional
                                                                       nutritional products), Chief
                                                                       Executive Officer (until May 2001)

Elaine R. Smith                 Trustee            February 1992       Independent health care industry
(born 04/25/46)                                                        consultant

Ward Smith                      Trustee            October 1992        Private investor
(born 09/13/30)

OFFICERS
Robert J. Manning(3)            President and      February 2004       Massachusetts Financial Services
(born 10/20/63)                 Trustee                                Company, Chief Executive Officer,
                                                                       President, Chief Investment
                                                                       Officer and Director

John W. Ballen(3)               President and      August 2001 until   Massachusetts Financial Services
(born 09/12/59)                 Trustee            February 2004       Company, Chief Executive Officer
                                                                       and Director (until February 2004)

James R. Bordewick, Jr.(3)      Assistant          September 1990      Massachusetts Financial Services
(born 03/06/59)                 Secretary and                          Company, Senior Vice President and
                                Assistant Clerk                        Associate General Counsel

Stephen E. Cavan(3)             Secretary and      December 1989       Massachusetts Financial Services
(born 11/06/53)                 Clerk              until               Company, Senior Vice President,
                                                   March 2004          General Counsel and Secretary
                                                                       (until March 2004)

Stephanie A. DeSisto(3)         Assistant          May 2003            Massachusetts Financial Services
(born 10/01/53)                 Treasurer                              Company, Vice President (since
                                                                       April 2003); Brown Brothers
                                                                       Harriman & Co., Senior Vice
                                                                       President (November 2002 to April
                                                                       2003); ING Groep N.V./Aeltus
                                                                       Investment Management, Senior Vice
                                                                       President (prior to November 2002)

Robert R. Flaherty(3)           Assistant          August 2000         Massachusetts Financial Services
(born 09/18/63)                 Treasurer                              Company, Vice President (since
                                                                       August 2000); UAM Fund Services,
                                                                       Senior Vice President (prior to
                                                                       August 2000)

Richard M. Hisey(3)             Treasurer          August 2002         Massachusetts Financial Services
(born 08/29/58)                                                        Company, Senior Vice President
                                                                       (since July 2002); The Bank of New
                                                                       York, Senior Vice President
                                                                       (September 2000 to July 2002);
                                                                       Lexington Global Asset Managers,
                                                                       Inc., Executive Vice President and
                                                                       Chief Financial Officer (prior to
                                                                       September 2000); Lexington Funds,
                                                                       Chief Financial Officer (prior to
                                                                       September 2000)

Ellen Moynihan(3)               Assistant          April 1997          Massachusetts Financial Services
(born 11/13/57)                 Treasurer                              Company, Vice President

Frank L. Tarantino              Independent Chief  June 2004           CRA Business Strategies Group
(born 03/07/44)                 Compliance                             (consulting services), Executive
                                Officer                                Vice President (April 2003 to
                                                                       June 2004); David L. Babson & Co.
                                                                       (investment adviser), Managing
                                                                       Director, Chief Administrative
                                                                       Officer and Director (February
                                                                       1997 to March 2003)

James O. Yost(3)                Assistant          September 1990      Massachusetts Financial Services
(born 06/12/60)                 Treasurer                              Company, Senior Vice President

----------------
(1) Date first appointed to serve as Trustee/Officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.

(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").

(3) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the series/the fund. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are elected for fixed terms. The Board of Trustees is currently divided into three classes, each having a term of three years.
Each year the term of one class expires. Each Trustee's term of office expires on the date of the third annual meeting following the election to office of the Trustee's class. Each Trustee will serve until next elected or his or her earlier death, resignation, retirement or removal.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 109 funds within the MFS Family of Funds.

---------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                    CUSTODIANS
Massachusetts Financial Services Company              State Street Bank and Trust Company
500 Boylston Street, Boston, MA 02116-3741            225 Franklin Street, Boston, MA 02110

PORTFOLIO MANAGER                                     JP Morgan Chase Bank
Peter C. Vaream                                       One Chase Manhattan Plaza
                                                      New York, NY 10081


-------------------------------------------------------------------------------
CONTACT INFORMATION AND NUMBER OF SHAREHOLDERS
-------------------------------------------------------------------------------

INVESTOR INFORMATION

Transfer Agent, Registrar and Dividend Disbursing Agent

Call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time

Write to:      State Street Bank and Trust Company
               c/o MFS Service Center, Inc.
               P.O. Box 55024
               Boston, MA 02205-5024
A general description of the MFS funds' proxy voting policies is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's Web site at http:// www.sec.gov.

NUMBER OF SHAREHOLDERS

As of May 31, 2004, our records indicate that there are 5,706 registered shareholders and approximately 22,669 shareholders owning trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the trust, please write or call:

               State Street Bank and Trust Company
               c/o MFS Service Center, Inc.
               P.O. Box 55024
               Boston, MA 02205-5024
               1-800-637-2304

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116-3741

(C) 2004 MFS Investment Management(R)
500 Boylston Street, Boston, MA 02116
                                                               MGF-SEM-7/04 67M

ITEM 2. CODE OF ETHICS.

Applicable for semi-annual reports if the registrant has amended the code of ethics during the period covered by the report or has granted a waiver, including an implicit waiver, from a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable for semi-annual reports.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable at this time. [Applicable for periods ending on or after July 9, 2004 (beginning with Form N-CSRs filed at the end of September, 2004 for July 31, 2004 reporting period.)]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable for semi-annual reports.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable at this time. [Required for closed-end funds for periods ending on or after June 15, 2004 (beginning with N-CSR's filed at the end of August, 2004 for June 30, 2004 reporting period.)]

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Trustees of the Registrant has adopted procedures by which shareholders may send communications, including recommendations for nominees to the Registrant's Board, to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [name of series of the Registrant], Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116, c/o Frank Tarantino, Independent Chief Compliance Officer of the Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the series of the Registrant to which it relates, and (iii) identify the class and number of shares held by the shareholder.

ITEM 10. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

    (1) [**An amendment to the code of ethics, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: The amendment is attached hereto.**][**APPLICABLE IF THE REGISTRANT HAS AMENDED ITS CODE OF ETHICS DURING THE PERIOD COVERED BY REPORT**]

    (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

    (3) Any written solicitation to purchase securities under 23c-1 under the Act (17 C.F.R. 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable at this time. [For closed-end funds for periods ending on or after June 15, 2004 (beginning with N-CSR's filed at the end of August 2004 for June 30, 2004 reporting period.)]

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant MFS GOVERNMENT MARKETS INCOME TRUST

By (Signature and Title)*              ROBERT J. MANNING
                                       ----------------------------------------
                                       Robert J. Manning, President

Date: July 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*              ROBERT J. MANNING
                                       ----------------------------------------
                                       Robert J. Manning, President (Principal
                                       Executive Officer)

Date: July 23, 2004

By (Signature and Title)*              RICHARD M. HISEY
                                       ----------------------------------------
                                       Richard M. Hisey, Treasurer (Principal
                                       Financial Officer and Accounting Officer)

Date: July 23, 2004

* Print name and title of each signing officer under his or her signature.